Leases - Schedule of Operating Lease Assets and Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Assets
Operating lease assets	$ 21,456	$ 13,332	$ 2,499
Liabilities
Current operating lease liabilities	1,530	578	579
Long-term operating lease liabilities	25,016	13,272	2,012
Total lease liabilities	$ 26,546	$ 13,850	$ 2,591